UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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UPEXI, INC.
(Name of Registrant as Specified in Its Charter)

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Upexi, Inc.

3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

We are pleased to announce that the Annual Meeting of shareholders (the “Annual Meeting”) of Upexi, Inc. (“we,” “our,” “us,” “Company,” or “Upexi”) will be held at 9:00 a.m. EDT on Monday, June 16, 2025. You are invited to participate in the Annual Meeting.

The purpose of the meeting is to consider and vote on the following matters:

1.	Election of Directors: To elect 5 directors for a one-year term; and

2.	To approve re-domiciling of the company as a Delaware corporation; and

3.

Increase in Number of Shares to Stock Option Plan: To vote on an amendment to our 2019 Incentive Stock Plan as amended (the “2019 Plan” ) to increase the number of shares of our Common Stock issuable pursuant to awards granted under the 2019 Plan from 500,000 shares to 10,000,000 shares (the “2019 Plan Amendment Proposal”); and

4.	Advisory vote on executive compensation; and

5.	Advisory vote on frequency of advisory vote on executive compensation; and

6.

Ratification of Appointment of Independent Accountants: To vote on a proposal to ratify the appointment of GBQ Partners LLC as our independent accountants for the financial year ending June 30, 2025; and

7.	Any other business that may properly be brought before the meeting or any adjournment of the meeting.

The record date for the determination of shareholders entitled to vote at the Annual Meeting is April 11, 2025 (the “Record Date”). You are entitled to participate remotely in the Annual Meeting if you were a holder of record of our Common Stock or Preferred Stock as of the close of business on the Record Date. Please note, if you plan to attend the Annual Meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page 5 of the Proxy Statement. Please refer to the Q&A section below if you are a street name holder and would like to attend the Annual Meeting. Record holders of shares may cast one vote for each share of our Common Stock and ten votes for each share of our Preferred Stock.

Your vote is important. Whether or not you plan to attend the meeting, we ask that you appoint the Proxies named in the enclosed proxy card to vote your shares for you by signing, dating and returning the enclosed proxy card, or following the instructions in the proxy statement and on your proxy card to appoint the Proxies by telephone or Internet. This will help us ensure that your shares are represented and that a quorum is present at the meeting. If you sign a proxy card or appoint the Proxies by telephone or Internet, you may later revoke your appointment or change your vote by following the instructions in the accompanying proxy statement or attend the Annual Meeting and vote the shares you hold of record on the meeting website. Attending the Annual Meeting alone will not revoke a proxy card. If your shares are held in “street name” by a broker or other nominee, the record holder of your shares must vote them for you, so you should follow your broker’s or nominee’s directions and give it instructions as to how you want it to vote your shares. We would appreciate receiving your proxy by Sunday, June 15, 2025.

BY ORDER OF THE BOARD,

/s/ Allan Marshall

Allan Marshall

CEO and Chairman of the Board

April 29, 2025

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Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be held on June 16, 2025:

We are pleased to take advantage of the rules of the U.S. Securities and Exchange Commission that allow companies to furnish their proxy materials over the Internet. As a result, on or about April 29, 2025, we mailed a Notice Regarding Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials. The Notice Regarding Availability of Proxy Materials contains instructions on how to access our proxy materials over the Internet, as well as instructions on how stockholders may obtain a paper copy of our proxy materials. To make it easier for you to vote, both Internet and telephone voting are available. The instructions on the Notice Regarding Availability of Proxy Materials or, if you received a paper copy of the proxy materials, the proxy card, each describe how to use these convenient services. This Proxy Statement and our Annual Report on Form 10-K and 10-K/A for the Year Ended June 30, 2024 (the “Annual Report”) and the Quarterly Reports on Form 10-Q for the Quarters ended September 30, 2024 and December 31, 2024 are available at www.ProxyVote.com.

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UPEXI, INC.

3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607

PROXY STATEMENT

This proxy statement is dated April [__], 2024 and is being furnished to our shareholders as of the close of business on April 11, 2025 (the “Record Date”), by our Board of Directors in connection with our solicitation of proxy appointments in the form of the enclosed proxy card for use at the 2025 Annual Meeting of our shareholders and at any adjournments of the meeting.

The Annual Meeting will take place on June 16, 2025, at 9 a.m., Eastern Daylight Time (EDT), at 3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607.

This Proxy Statement has been prepared by the management of the Company.

We use the “Notice and Access” method of providing proxy materials to you via the internet instead of mailing printed copies. We believe that this process provides you with a convenient and quick way to access the proxy materials, including our proxy statement, Annual Report and our quarterly reports, and to authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

Most shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Important Notice Regarding Availability of Proxy Materials, which we refer to as the Notice and Access card, that was mailed to our shareholders on or about April 29, 2025, provides instructions regarding how you may access and review all of the proxy materials on the internet. The Notice and Access card also includes instructions on how to submit your proxy via the internet or telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card. You may also request paper copies of the proxy materials and provide voting instructions by completing and returning the enclosed voting instruction form in the addressed, postage paid envelope provided.

If your shares are held by a brokerage house or other custodian, nominee or fiduciary in “street name,” as the record holder of your shares, it is required to vote your shares according to your instructions. Your broker, bank, trust or other nominee is required to send you directions on how to vote those shares. If your shares are held in “street name” and you would like to vote your shares in person while attending the Annual Meeting, you must contact your broker, custodian, nominee or fiduciary to obtain a legal proxy form from the record holder of your shares and present it to the inspector of election with your ballot.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the Annual Meeting?

Our 2025 Annual Meeting will be held for the following purposes:

1.

To elect five (5) director nominees, nominated by the Board of Directors, for a one-year term, such term to continue until the Annual Meeting of Shareholders in 2025 or until such director's successors are duly elected and qualified or until their earlier resignation or removal (Proposal 1); and

2.	To Redomicile the Company as a Delaware Corporation (Proposal 2); and

3.

Increase in Number of Shares to Stock Option Plan: To vote on an amendment to our 2019 Incentive Stock Plan as amended (the “2019 Plan” ) to increase the number of shares of our Common Stock issuable pursuant to awards granted under the 2019 Plan from 500,000 shares to 10,000,000 shares (Proposal 3); and

4.	Advisory vote on executive compensation (Proposal 4); and

5.	Advisory vote on frequency of advisory vote on executive compensation (Proposal 5); and

6.	To ratify the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2025 (Proposal 6); and

7.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

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Who can vote at the Annual Meeting?

You can vote at the Annual Meeting if, as of the close of business on April 11, 2025, the record date, you were a holder of record of the Company’s Common Stock or Preferred Stock. As of the record date, there were issued and outstanding 1,425,924 shares of Common Stock, each of which is entitled to one vote on each matter to come before the Annual Meeting, and 150,000 shares of Preferred Stock, each of which is entitled to ten votes on each matter to come before the Annual Meeting.

How many shares must be present to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of shareholders. For each of the proposals to be presented at the Annual Meeting, the holders of shares of a majority of the issued and outstanding shares entitled to vote at such meeting must be present. As such, holders of our outstanding Common Stock and Preferred Stock as of April 11, 2025, the record date, representing 1,462,963 shares must be present at the Annual Meeting, in person or by proxy. If you vote, including by Internet, or mailing the proxy card, your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

How do I vote?

Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares in your own name through our transfer agent, VStock Transfer, LLC, referred to herein as “VStock”), you may vote by proxy via the Internet, or by mail by following the instructions provided on the proxy card. Shareholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Will my shares be voted if I do not provide voting instructions?

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the election of the five nominees for director named in “Proposal 1,” and FOR the ratification of redomiciling the Company as a Delaware corporation “Proposal 2,” and FOR the ratification of the Increase in Number of Shares to Stock Option Plan “Proposal 3,”  and FOR the ratification of the compensation of the Company’s Named Executive Officers “Proposal 4,” and FOR the ratification of a three-year frequency for the say-on-pay vote “Proposal 5,” and FOR the ratification of the Appointment of GBQ Partners LLC as our Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2025 “Proposal 6”.

Consistent with applicable law, we intend to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote on certain “non-routine” matters if the broker has not received instructions from the beneficial owner.  Proposal 1 (Election of Directors), 2 (Redomiciling the Company as a Delaware corporation and 3 (Increase of the shares available for the Incentive Stock Play) are considered to be “non-routine” matters.  Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares with respect to these Proposals.  Proposal 4 (Advisory vote on executive compensation) , 5 (Advisory vote on frequency of advisory vote on executive compensation), and 6 (Ratification of Appointment of Auditor) are considered to be a “routine” matter.  Your broker, therefore, may vote your shares in its discretion if you do not provide instructions on how to vote on this “routine” matter.

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Can I change my vote after I have voted?

Yes, you may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote by voting again on a later date on the Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), signing and returning a new proxy card with a later date, or attending and voting at the Annual Meeting. However, your attendance at the Annual Meeting will not automatically revoke any prior proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. ET on June 15, 2025. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

What vote is required to elect directors or take other action at the Annual Meeting?

•

Proposal 1: Election of Five (5) Directors. The election of the five director nominees named in this Proxy Statement requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a plurality of the votes cast on the proposal at the Annual Meeting. This means that the five nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions.

•

Proposal 2: Re-domiciling of the company as a Delaware corporation. The approval of this requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on the proposal at the Annual Meeting.

•

Proposal 3: Ratification of the Increase of shares of Common Stock issuable pursuant to awards granted under the 2019 Plan. Ratification of increase of shares of our Common Stock issuable pursuant to awards granted under the 2019 Plan from 500,000 shares to 10,000,000 shares, requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on the proposal at the Annual Meeting.

•	Proposal 4: Advisory vote on executive compensation.

•	Proposal 5: Advisory vote on frequency of advisory vote on executive compensation

•

Proposal 6: Ratification of the Appointment of GBQ Partners LLC as Our Independent Registered Public Accounting Firm for 2025. Ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for the year ending June 30, 2025, requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on the proposal at the Annual Meeting.

In general, other business properly brought before the Annual Meeting requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on such matter at the Annual Meeting.

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How does the Board recommend that I vote?

Our Board recommends that you vote your shares ”FOR” each director nominee named in this Proxy Statement, ”FOR” ratification of redomiciling the Company to a Delaware corporation, ”FOR” ratification of increase of shares of our Common Stock issuable pursuant to awards granted under the 2019 Plan from 500,000 shares to 10,000,000 shares, ”FOR” ratification of executive compensation, FOR” ratification of a three-year frequency for the say-on-pay vote, and ”FOR” ratification of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2025.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the SEC website, www.sec.gov.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission card to enter the Annual Meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to andrew@upexi.com; or

•	by calling us at (702) 332-5591.

Shareholders also must present a form of personal photo identification in order to be admitted to the Annual Meeting.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock and Preferred Stock held of record by them.

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PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Governance Committee of the Board of Directors, our Board of Directors has nominated for re-election at the Annual Meeting each of Mr. Allan Marshall, Mr. Andrew Norstrud, Mr. Gene Salkind, Mr. Lawrence Dugan and Mr. Thomas Williams for a new term expiring at the 2026 Annual Meeting of shareholders or until their successors are duly elected and qualified. Each nominee is currently serving as a member of our Board of Directors.

In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware of any nominee that is unable or will decline to serve as a director if elected.

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a plurality of the votes cast is required to elect each of Mr. Allan Marshall, Mr. Andrew Norstrud, Mr. Gene Salkind, Mr. Lawrence Dugan and Mr. Thomas Williams as directors of the Company.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the election of each of Mr. Allan Marshall, Mr. Andrew Norstrud, Mr. Gene Salkind, Mr. Lawrence Dugan and Mr. Thomas Williams to our Board of Directors.  Properly authorized proxies solicited by Board of Directors will be voted “FOR” the nominees unless instructions to withhold or to the contrary are given.

Directors/Nominees

Our Board of Directors currently consists of five members, as set forth in the table below. Our Board of Directors consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets and technology.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Allan Marshall	Chief Executive Officer, Director (Chairman)	58	May 2019
Andrew J. Norstrud	Chief Financial Officer, Director	51	April 2020
Gene Salkind	Director	71	January 2021
Thomas C. Williams	Director	65	January 2021
Lawrence H. Dugan	Director	58	January 2021

Business Experience

Set forth below is information about the nominees for election as directors. The factual information about each nominee and director has been provided by that person. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that each should serve on our Board, in light of our business and structure, were determined by our Board or its Nominating and Governance Committee and are outlined below in each nominee’s bio.

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Allan Marshall, 58, Chief Executive Officer, Director. Mr. Marshall joined the Company as CEO in May of 2019 and was previously retired prior to joining the Company working as a serial entrepreneur with a focus on development stage companies in hyper growth industries, with the past several years focusing on the technology and cannabis industries. Mr. Marshall is often the driving force behind the organization for its initial growth and funding strategies. Mr. Marshall began his career in the transportation and logistics industry. Mr. Marshall founded Segmentz, Inc. in November of 2000 and served as the Chief Executive Officer, successfully acquiring five distinct logistic companies, raised more than $25,000,000 of capital, creating the infrastructure and business foundation that is now XPO Logistics, Inc. (NYSE: XPO) with revenues in excess of $17 billion. Prior to Segmentz, Mr. Marshall founded U.S. Transportation Services, Inc. (“UST”) in 1995, whose main focus was third party logistics. UST was sold to Professional Transportation Group, Inc. in January 2000 and Professional Transportation Group ceased business in November 2000. Prior to 1995, Mr. Marshall served as Vice President of U.S. Traffic Ltd, a Canadian company, where he founded their United States logistics division and had previously founded a successful driver leasing company in Toronto, Ontario, Canada.

Andrew J. Norstrud, 51, Chief Financial Officer, Director. Mr. Norstrud joined Upexi, Inc. in July of 2019 as a consultant and became the Chief Financial Officer in April of 2020 and a Director as of January 2020. Prior to joining Upexi, Inc., Mr. Norstrud worked as a consultant through his own consulting firm.  Mr. Norstrud served as the Chief Financial Officer for Gee Group Inc. from March 2013 until June 2018. Mr. Norstrud also served Gee Group as CEO from March 7, 2014 until April 1, 2015. Mr. Norstrud served as a director of GEE Group Inc. from March 7, 2014 until August 16, 2017. Prior to GEE Group Inc., Mr. Norstrud was a consultant with Norco Accounting and Consulting from October 2011 until March 2013. From October 2005 to October 2011, Mr. Norstrud served as the Chief Financial Officer for Jagged Peak. Prior to his role at Jagged Peak, Mr. Norstrud was the Chief Financial Officer of Segmentz, Inc. (XPO Logistics), and played an instrumental role in the company achieving its strategic goals by pursuing and attaining growth initiatives, building a financial team, completing and integrating strategic acquisitions and implementing the structure required of public companies. Previously, Mr. Norstrud worked for Grant Thornton LLP and PricewaterhouseCoopers LLP and has extensive experience with young, rapid growth public companies. Mr. Norstrud earned a BA in Business and Accounting from Western State College and a Master of Accounting with a systems emphasis from the University of Florida. Mr. Norstrud is a Florida licensed Certified Public Accountant.

Gene Salkind, 71, Director. Gene Salkind, M.D. has been a practicing neurosurgeon for more than 35 years outside of Philadelphia, PA. He graduated from the University of Pennsylvania in 1974 with a B.A., Cum Laude, and received his medical degree from the Lewis Katz School of Medicine in 1979. He returned to the University of Pennsylvania for his neurosurgical residency and in 1985 was selected as the Chief Resident in Neurosurgery at the Hospital of the University of Pennsylvania. Since that time, he has been in a university affiliated practice of general neurological surgery. He has served as the Chief of Neurosurgery at Holy Redeemer Hospital, Albert Einstein Medical Center, and Jeanes Hospital in Philadelphia. He has authored numerous peer reviewed journal articles and has given lectures throughout the country on various neurosurgical topics. He has held professorships at the University of Pennsylvania, the Allegheny Health Education and Research Foundation, and currently at the Lewis Katz School of Medicine.

Dr. Salkind is a prominent investor in the pharmaceutical arena. Past investments include Intuitive Surgical, Pharmacyclics, which grew from less than $1 per share to subsequently being acquired by Abbvie for $250 per share, and Centocor, one of the nation’s largest biotechnology companies, which was acquired by Johnson & Johnson for $4.9 billion in stock. Dr. Salkind currently sits on the boards of Cure Pharmaceuticals, a leader in the biotechnology field through its continual pursuit of redefining traditional drug delivery, and Mobiquity Technologies, Inc., a digital engagement provider. Mobiquity owns and operates a national location based mobile advertising network. The company’s suite of technologies allows clients to execute personalized and relevant experiences, driving brand awareness and incremental revenue. He was previously a board member of Derm Tech International, a global leader in non-invasive dermatological molecular diagnostics.

Dr. Salkind in 2019 joined the Strategic Advisory Board of Bio Symetrics, a company that has built data services tools for automated pre-processing, integrated analytics, and predictive modeling to make machine learning accessible to scientists and providers. Their technology serves health and hospital systems, biopharma, drug discovery and precision medicine. Dr. Salkind, a member of our audit committee, currently owns greater than ten percent (10%) of the outstanding voting securities of the Company.

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Thomas Williams, 65, has over 40 years of experience in the insurance industry. He has served in multiple roles in both originations and the administration side of operations. Mr. Williams has a specialization in providing securitization mechanisms of illiquid insurance assets. Thomas was with Smith Barney for his training in the capital markets and insurance industries.

Mr. Williams is currently an officer and director in several Ireland based holding companies with a focus in the insurance industry. He is an active member of the Risk Committee of Wyndham, a large Bermuda based captive.  He has extensive experience in the Offshore and European Union insurance markets in both developing the structures and implementing corporate governance. His current role includes providing risk management services to a Section 110 Investment platform in both Luxembourg and Ireland for CSM Securities.  Mr. Williams was the intermediary in the sale of Associate Industries of Florida, one of the largest insurance companies in workers’ compensation. He facilitated the sale to Am Trust, a New York publicly traded company in 2009.

Mr. Williams has served on the board of directors of two public companies:

•	GEE Group, an American Stock Exchange Company from 2008 to 2018. At this company, he chaired the nominating committee and was a member of the Corporate Governance Committee and Audit Committee.

•	Two Rivers Water and Farming from 2019 to 2020.

Mr. Williams completed a training program at Northwestern’s Kellogg Business School for Corporate Governance in Public Companies in 2013.

Lawrence H Dugan, 58, Director. Mr. Dugan is a partner with the accounting firm Dorra & Dugan and has been since 1996. Mr. Dugan graduated from the University of Central Florida in 1989. Mr. Dugan is a Florida licensed Certified Public Accountant.

BOARD OF DIRECTORS AND

CORPORATE GOVERNANCE

Our Board of Directors has adopted Corporate Governance Guidelines that, together with our Bylaws, establish various processes related to the structure and leadership of our Board and the governance of our organization.

Director Independence

Determination of Independent Directors. Applicable Nasdaq rules require that a majority of our Board of Directors be independent. Our Corporate Governance Guidelines also require that a majority of the members of our Board be independent and that each year our Board review transactions, relationships and other arrangements involving our directors and determine which of the directors the Board considers to be independent. In making those determinations, the Board applies the independence criteria contained in the listing requirements of The NASDAQ Stock Market (“Nasdaq”). The Board has directed our Nominating and Governance Committee to assess each director’s independence and report its findings to the Board in connection with the Board’s annual determination re: same. In addition, between those annual determinations, the Committee is directed to monitor the status of each director on an ongoing basis and inform the Board of changes in factors or circumstances that may affect a director’s ability to exercise independent judgment in carrying out his or her duties as a director. The following table lists our current directors and persons who served as directors during fiscal year 2024-2025 who our Board believes were during their terms of office, and will be if re-elected, “independent” directors under Nasdaq’s criteria.

•	Gene Salkind

•	Lawrence Dugan

•	Thomas Williams

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In addition to the specific Nasdaq criteria, in assessing each director’s or nominee’s independence, the Nominating and Governance Committee and the Board consider whether they believe transactions that are disclosable in our proxy statements as “related person transactions,” as well as any other transactions, relationships, arrangements or other factors known to the Committee or the Board, could impair that director’s ability to exercise independent judgment in carrying out his or her duties as a director. In its determination that our current directors named above are or will be independent, the Committee and the Board considered those transactions and relationships described or referenced below under the heading “TRANSACTIONS WITH RELATED PERSONS”.

Board Leadership Structure

Our Board performs its oversight role through various committees whose members are appointed by the Board after consideration of the recommendations of our independent Nominating and Governance Committee. Our Board has also constituted separate Compensation Committee and Audit Committee, whose duties are described below. Those committees may be established as separate committees of our Board or as joint committees of the Boards. Our Board annually elects a Chairman whose duties are described in our Bylaws and, currently, our Chief Executive Officer, Allan Marshall, also serves as Chairman of our Board. Mr. Marshall has served as our Chairman since inception of the Company. Although our Bylaws contemplate that our Chairman will be considered an officer, under our Corporate Governance Guidelines the Board will exercise its judgment and discretion in the selection of its Chairman and may select any of its members as Chairman. The Board has no formal policy as to whether our Chief Executive Officer will or may serve as Chairman or whether any other director, including an independent director, may be elected to serve as Chairman.

In practice, our Board has found that having a combined Chairman and Chief Executive Officer role allows for more productive board meetings. As Chairman, Mr. Marshall is responsible for leading board meetings and meetings of shareholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. Mr. Marshall’s direct involvement in our operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. As a result, our Board currently believes that maintaining a structure that combines the roles of Chairman and Chief Executive Officer is the appropriate leadership structure for our company. Any independent director may request additional executive sessions at any meeting.

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As described below under the heading “COMMITTEES OF OUR BOARDS,” all matters pertaining to executive compensation, the selection of nominees for election as directors, the appointment of members of Board committees, the approval of transactions with related persons, and various other governance matters, are subject to the review and approval or recommendation of Board committees made up entirely of independent directors. Our Corporate Governance Guidelines also provide that:

•	all independent directors have full access to any member of management and to our independent accountants for the purpose of understanding issues relating to our business;

•

upon request, our management will arrange for our outside advisors to be made available for discussions with the Board, any Board committee, our independent directors as a group, or individual directors; and

•

the Board, each Board committee, and our independent directors as a group, in each case by a majority vote, have the authority to retain independent advisors from time to time, at our expense, who are separate from and unrelated to our regular advisors.

Our Board believes the provisions described above enhance the effectiveness of our independent directors and provide for a leadership structure that is appropriate for our company, without regard to whether our Chairman is an independent director.

Board Role in Risk Oversight

While management is responsible for risk management in daily operations, the board of directors is responsible for overall risk oversight of the Company.  The Board, or the appropriate committee, assesses existing and significant emerging risks on an ongoing basis as they arise. While the Board applies similar oversight standards to all material risks facing the company, focusing more frequently on the areas that represent more immediate risks, individual risks generally differ in duration and severity, and timeframes required for effective mitigation may vary greatly or change over time as risk environments evolve. Thus, the Board may adjust its oversight strategy on a case-by-case basis, as appropriate. The Board believes that this is a continuous process that requires regular attention from the full Board. This ongoing effort focuses the Board on the Company’s operational and financial performance over the short, intermediate and long term.

Attendance by Directors at Meetings

Board of Directors Meetings. Our Board of Directors met five (5) times during fiscal year 2024. Our Corporate Governance Guidelines provide that directors are expected to regularly attend meetings of the Boards and of the committees on which they serve (subject to circumstances that make their absence unavoidable), to review materials provided to them in advance of meetings, and to participate actively in discussions at meetings and in the work of the committees on which they serve. During the year ended June 30, 2024, all of our directors attended all of the meetings held, except one where only four of the five directors was able to attend.

Annual Meetings. Attendance by our directors at Annual Meetings of our shareholders gives directors an opportunity to meet, talk with and hear the concerns of shareholders who attend those meetings, and it gives those shareholders access to our directors that they may not have at any other time. In order to facilitate directors’ attendance, we schedule our Annual Meetings on the same dates as regular meetings of the Board of Directors. Our Board recognizes that our outside directors have their own business interests and are not our employees, and that it is not always possible for them to attend Annual Meetings. However, our Board believes that attendance by directors at our Annual Meetings is beneficial to us and to our shareholders, and our Corporate Governance Guidelines provide that our directors are strongly encouraged to attend each Annual Meeting. All of our board members attended the last year’s annual meeting.

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Communications with Our Board

Our Board of Directors encourages our shareholders to communicate their concerns and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communication to:

Board of Directors

Upexi, Inc. Attention: Corporate Secretary

3030 N. Rocky Drive, Suite 420

Tampa, FL 33607

You also may send communications by email to info@upexi.com. You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and, with the exception of communications our Corporate Secretary considers to be unrelated to our business, forwarded to the intended recipients.

Code of Ethics

Our Board of Directors has adopted a code of ethics that apply to all our officers, directors and employees including our financial officers. A copy of the code is posted on our website and may be found at https://ir.upexi.com/corporate-governance/governance-documents.  Information contained in, or accessible through, our website does not constitute part of this proxy statement. The Code of Ethics (the “Code”) is intended to promote:

•	honest and ethical conduct;

•	the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications we make;

•	compliance with applicable governmental laws, rules and regulations;

•

prompt internal reporting of violations of the Code and accounting issues to the Boards’ Audit Committee and, in the case of violations by directors, also to the Compensation, Nominating and Governance Committees; and

•	accountability for adherence to the Code.

We have established means by which officers, employees, customers, suppliers, shareholders or others may submit confidential and anonymous reports regarding ethical or other concerns about our company or any of our respective employees. Reports may be submitted by following the procedure set forth in our Whistleblower Policy posted on our website at https://ir.upexi.com/corporate-governance/governance-documents.

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Insider Trading Policy

Our Board has adopted an Insider Trading Policy that applies to all of our directors, executive officers, and employees. This policy also is affirmed by our domestic third party vendors, and our international vendors either affirm this policy or a similar, local, more applicable policy, regulation, or law. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders by requiring, among other things, that insiders maintain the confidentiality of information about the Company and to not engage in transactions in the Company’s securities while aware of material nonpublic information.

Clawback Policy

We adopted the Upexi, Inc. Clawback Policy effective as of October 2, 2023. In the event that we are required to prepare a financial restatement, the Committee will recoup all erroneously awarded incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement, and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. “Clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

Human Capital Management

Our associates are among our most important assets, and a top priority of our management is ensuring that we attract, retain and develop associates who are aligned with our goals. Our initiative during 2025 will remain focused on scaling talent to address future needs, while we continue to promote inclusion, equity and diversity initiatives, and enhance performance management and coaching, with a goal of developing a workplace for the future. In promoting inclusion, equity and diversity, we aim to foster inclusion of, and provide opportunities for advancement to, all our associates, and we start by embracing diversity. We consider diversity to be broader than gender or race and to include demographics such as religion, national origin, age, disability, military service, sexual orientation, and gender identity, as well as diversity of thought, perspective, experience and interests. By continuing to commit to inclusion and diversity, we are focused on enhancing associate and customer experiences and relationships and driving innovation of our products and services.

Hedging Policy

To date our Company has not adopted a hedging policy applicable to its officers or directors.

COMMITTEES OF OUR BOARD

Our Board of Directors has three standing committees that assist the Board in oversight and governance matters. They are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee operates under a written charter approved by our Board that sets out the committee’s composition, authority, duties and responsibilities. Each member of the three committees is an “independent director” as that term is defined by Nasdaq’s listing standards. A copy of the current charter of each committee is posted on our website and may be found at https://ir.upexi.com/corporate-governance/governance-documents.

Members of the Audit Committee and the Compensation, Nominating and Governance Committee must satisfy requirements of Nasdaq’s listing standards and other laws and regulations applicable to service on those committees, as well as any membership requirements specified in the committees’ written charters.

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The Audit Committee is required to meet at least quarterly and the Compensation Committee, and Nominating and Governance Committee are required to meet at least once a year, and each may meet more frequently as it and/or its Chairman considers necessary. Each committee also will meet when requested by the Chairman of the Board. In addition to their duties and responsibilities set forth in their respective charters, each committee is authorized to undertake such other duties and responsibilities within the scope of its primary functions as the committee or the Boards may from time to time deem necessary or appropriate. In discharging its duties, each committee may:

•

at its discretion and without the prior approval of management or the Boards, retain or obtain the advice of outside consultants or advisors (including legal counsel and other advisors), at our expense, in accordance with procedures established from time to time by the committee, and oversee and approve all terms of the engagement of any such consultants or advisors, including their fees or other compensation;

•

conduct investigations and request and consider information (from management or otherwise) as the committee considers necessary, relevant, or helpful in its deliberations and the formulation of its decisions or recommendations;

•

seek any information from our employees (who are directed to cooperate with each committee’s requests), or from external parties, and consult to the extent it deems appropriate with the Chairman of the Board, the Chief Executive Officer, other directors, and other officers and employees; and

•

delegate any of its responsibilities to subcommittees or to individual members to the extent not inconsistent with other sections of its charter (including applicable independence requirements), or applicable laws or regulations.

Directors Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Gene Salkind	X	X	X
Thomas Williams	X	X	X
Lawrence H. Dugan	X	X	X

Audit Committee

On January 27, 2021, our Board established an audit committee that operates under a written charter as approved by our Board. The members of our audit committee are Dr. Gene Salkind, Mr. Thomas Williams, and Mr. Lawrence Dugan. Mr. Dugan serves as chairman of the audit committee and our Board has determined that he is an “audit committee financial expert” as defined by applicable SEC rules. The Board has determined that Dr. Salkind, Mr. Williams and Mr. Dugan are independent directors as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules, and has determined that Dr. Salkind, Mr. Williams and Mr. Dugan as audit committee members also meet the independence requirements of the Securities and Exchange Commission.  The audit committee met five (5) times in fiscal year 2024.

Our audit committee is responsible for:

•	the integrity of the Company's financial statements,

•	the effectiveness of the Company's internal control over financial reporting,

•	the Company's compliance with legal and regulatory requirements,

•	the independent registered public accounting firm's qualifications and independence,

•	the performance of the Company's independent registered public accountants,

•	reviewing and approving related persons transactions; and

•	preparation of the audit committee report as required to be included in the Company’s annual proxy statement.

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The Audit Committee also is responsible for establishing procedures for the receipt, retention and treatment of complaints from employees, customers, suppliers, shareholders or others related to accounting and financial processes and reporting, internal controls, and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding those matters, and for evaluating any fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls.

Information regarding the process for and factors considered in the Audit Committee’s selection of our independent accountants is contained under the heading “PROPOSAL 6: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.”

Audit Committee Financial Expert.

Lawrence H. Dugan is a partner with the accounting firm Dorra & Dugan and has been since 1996. Mr. Dugan graduated from the University of Central Florida in 1989. Mr. Dugan is a Florida licensed Certified Public Accountant. Our Board of Directors has designated Mr. Dugan as the Committee’s “Audit Committee Financial Expert,” as that term is defined by the rules of the SEC.

Audit Committee Report

This report is furnished by the Audit Committee, the members of which, on the date of the filing of our 2024 Annual Report on Form 10-K, are named below.

Our management is responsible for our financial reporting process, including our system of internal controls and disclosure controls and procedures, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements. The Audit Committee oversees and reviews those processes. In connection with the preparation and audit of our consolidated financial statements for 2024, the Committee has:

•	reviewed and discussed our audited consolidated financial statements for 2024 with our management;

•	discussed with our independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•

received the written disclosures and letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the accountants’ communications with the Committee concerning independence; and

•	discussed the independence of our independent accountants with the accountants.

Based on the above reviews and discussions, the Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our 2024 Annual Report on Form 10-K as filed with the SEC.

Lawrence H. Dugan

Gene Salkind

Thomas Williams

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Compensation Committee

On January 27, 2021, our Board established a compensation committee that operates under a written charter as approved by our Board. The members of our compensation committee are Dr. Gene Salkind, Mr. Thomas Williams, and Mr. Lawrence Dugan. Dr. Salkind serves as chairman of the compensation committee.

Our compensation committee is responsible for the oversight of, and the annual and ongoing review of, the Chief Executive Officer, the compensation of the senior management team, and the bonus programs in place for employees, which includes:

•	reviewing the performance of the Chief Executive Officer and other senior officers, and determining the bonus entitlement for such officer or officers on an annual basis,

•	determining and approving proposed annual compensation and incentive opportunity level of executive officers for each fiscal year, and recommending such compensation to the Board,

•	determination of proposed grants of stock options to directors, employees, consultants and advisors with the Chief Executive Officer,

•	reviewing and recommending to the Board the compensation of the Board and committee members,

•	administering and approving any general benefit plans in place for employees,

•	engaging and setting the compensation for independent counsel and other advisors and consultants,

•	preparing any reports on director and officer compensation to be included in the Company’s proxy statements,

•	assessing the Company’s competitive positions for each component of officer compensation and making recommendations to the Board regarding such positions, and

•	reviewing and assessing the adequacy of its charter and submitting any recommended changes to our Board for its consideration and approval.

In considering compensation to be paid to our directors and our executive officers named in the Summary Compensation Table below, the Committee considers information provided by our Chairman and Chief Executive Officer, including, in the case of officers other than himself, information about those officers’ individual performance and his recommendations as to their compensation.

The compensation committee may retain the services of consultants or other advisors at our expense, and under its charter the compensation committee is directly responsible for the appointment, compensation, terms of engagement and oversight of the work of its consultants and advisors.  The compensation committee met two (2) times in fiscal year 2024 and three (3) times during fiscal year ended June 30, 2023.

Nominating and Governance Committee

On January 27, 2021, our Board established a nominating and governance committee that operates under a written charter as approved by our Board. The members of our nominating and governance committee are Dr. Gene Salkind, Mr. Thomas Williams, and Mr. Lawrence Dugan. Mr. Williams serves as chairman of the nominating and governance committee.

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Our nominating and corporate governance committee is responsible for assisting the Board in:

•	proposing a slate of qualified nominees for election to the Board by the shareholders or in the event of a Board vacancy,

•	evaluating the suitability of potential nominees for membership on the Board,

•	determining the composition of the Board and its committees,

•	monitoring a process to assess Board, committee and management effectiveness,

•	aiding and monitoring management succession planning, and

•	developing, recommending to the Board, implementing and monitoring policies and processes related to the Company’s corporate governance guidelines.

The nominating and governance committee met twice in fiscal year 2024 and fiscal year 2023.

Director Selection Process

As provided in its charter, the nominating and governance committee is responsible for recommending to our Board of Directors all nominees for election to the Board of Directors, including nominees for re-election to the Board of Directors, in each case after consultation with the Chairman of the Board of Directors. The nominating and governance committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the nominating and governance committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company's businesses, the nominee's ownership interest in the Company, and willingness and ability to devote adequate time to Board of Directors duties, all in the context of the needs of the Board of Directors at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board of Directors members.

The nominating and governance committee may identify potential nominees for election to our Board of Directors from a variety of sources, including recommendations from current directors and officers, recommendations from our stockholders or any other source the committee deems appropriate.

Our stockholders can nominate candidates for election as director by following the procedures set forth in our Bylaws, which are summarized below. We did not receive any director nominees from our stockholders for the Annual Meeting.

Our Bylaws provide that any stockholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting, provided that such stockholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the appropriate anniversary date of the previous meeting of shareholders of the Company called for the election of directors. In accordance with the Company's Bylaws, submissions must include: (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice; (3) the consent of each nominee to serve as director of the Company, if so elected; and (4) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder's notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

This is only a summary of the advance notice procedure. Any stockholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our Bylaws, a copy of which may be obtained by sending a request to: Upexi, Inc., 3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607 and is available on www.sec.gov.

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Family Relationships

There are no family relationships between any of our directors, executive officers and proposed directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time, other than the filings of voluntary petitions for relief under Chapter 11 (Chapter 11 Proceedings) of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Nevada by Steam Distribution, LLC, One Hit Wonder, Inc., Havz, LLC, d/b/a Steam Wholesale, and One Hit Wonder Holdings, LLC, of which Mr. Robert Hackett was an equity holder, managing member and/or officer;

3.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Shareholder Proposals for Next Year’s Annual Meeting

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2026 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in such proxy materials pursuant to such rule, shareholder proposals must be received by our Secretary no later than December 31, 2025.

In addition to satisfying the foregoing requirements under our by-laws, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 1, 2026.

EXECUTIVE COMPENSATION

The following table shows the compensation for each of the years ended June 30, 2024 and June 30, 2023 awarded to or earned by each individual who served as our principal executive officer or acting in a similar capacity during the last completed fiscal year and our two other most highly compensated executive officers who were serving as executive officers as of June 30, 2024. The persons listed in the following table are referred to herein as the “named executive officers” or “NEOs.”

•	Allan Marshall – Chairman and Chief Executive Officer

•	Andrew Norstrud – Chief Financial Officer

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Allan Marshall, CEO, and Director (2)	2024	840,000	250,769	-	-	-	-	-	1,090,769
	2023	840,000	341,068					90,000	1,271,068

Andrew Norstrud, Chief Financial Officer (3)	2024	250,000	-	-	-	-	-	-	250,000
	2023	250,000	150,000					30,000	430,000

Anthony Bazan, COO (1)	2023	294,800							294,800

_____________

(1)	Anthony Bazan resigned all positions with the Company on June 15, 2023.
(2)	At June 30, 2024, Allan Marshall had an accrued and unpaid bonus of $399,231 not included in this compensation table.
(3)	At June 30, 2024, Andrew Norstrud had an accrued and unpaid bonus of $375,000 not included in this compensation table.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors. The value of the option awards is based on the intrinsic value at date of grant.

(3)

Represents equity-based compensation expense calculated in accordance with the provisions of Accounting Standards Codification Section 718 – Compensation – Stock Compensation, using the Black-Scholes option pricing model as set forth in Notes to our consolidated financial statements in Item 13.

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Employment Agreements

Allan Marshall

On March 15, 2021, the Company entered a new employment agreement that superseded all previous agreements with Allan Marshall, Chairman and Chief Executive Officer (the “Marshall Employment Agreement”). The Marshall Employment Agreement provides for a three-year term ending on March 15, 2025, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard 1-year automatic extension clause if there is no notice by the Company of termination. Mr. Marshall received a starting base salary at the rate of $460,000 per year which can and was adjusted by the Compensation Committee to $840,000 per year. In the previous contract Mr. Marshall was granted an option to purchase 55,556 shares of Common Stock at a price of $30.60 per share with 27,778 shares vesting immediately and 27,778 shares vesting ratably over a two-year period. The options are exercisable for 10 years and provide for cashless exercise. Mr. Marshall is entitled to receive an annual bonus based on criteria to be agreed to by Mr. Marshall and the Compensation Committee. The Marshall Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions.

On April 24, 2025, the Company entered into a new employment agreement with Allan Marshall as Chief Executive Officer.  The Marshall Agreement maintains Mr. Marshall’s base salary at $840,000 per year and can be increased at the discretion of the Board of Directors.  Mr. Marshall was granted a warrant to purchase up to 500,000 shares of common stock at a per share price of $2.28 per share with a term of five years and was awarded a restricted stock grant of 75,000 shares that cliff vests after six months of continued employment.  In addition, Mr. Marshall has performance bonuses that Mr. Marshall can earn with the achievement of certain milestones.  The term of the agreement is three years and will automatically renew for a one year period if it is not terminated earlier.

Andrew Norstrud

On February 1, 2021, the Company entered an employment agreement with Andrew Norstrud, Chief Financial Officer (the “Norstrud Employment Agreement”). The Norstrud Employment Agreement provides for a three-year term ending on February 1, 2024, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard 1-year automatic extension clause if there is no notice by the Company of termination. Mr. Norstrud received a starting base salary at the rate of $250,000 per year which can be adjusted by the Compensation Committee. Mr. Norstrud was granted an option to purchase 19,444 shares of Common Stock at a price of $30.60 per share vesting ratably over a two-year period. The options are exercisable for 10 years and provide for cashless exercise. Mr. Norstrud is entitled to receive an annual bonus based on criteria to be agreed to by Mr. Norstrud and the Chief Executive Officer and the Compensation Committee. The Norstrud Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions.

On April 24, 2025, the Company entered into a new employment agreement with Andrew Norstrud as Chief Financial Officer.  The Norstrud Agreement increases Mr. Norstrud’s base salary to $350,000 per year and can be increased at the discretion of the Board of Directors.  Mr. Norstrud was awarded a restricted stock grant of 100,000 shares that vests 10% per month for 10 months of continued employment.  Mr. Norstrud will be paid a quarterly bonus of between 30% and 100% of his salary as determined by the Chief Executive Officer.  In addition, Mr. Norstrud may receive additional incentive compensation at the discretion of the Chief Executive Officer and the Board of Directors.  The term of the agreement is three years and will automatically renew for a one year period, if it is not terminated earlier.

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Outstanding Equity Awards at Fiscal Year- End Table

The following table summarizes equity awards granted to Named Executive Officers and directors that were outstanding as of June 30, 2024:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned and Unexercisable Options:	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $

Allan Marshall, CEO, and Director	62,500	-	-	$83.60	7/21/2031	-	-	-	-
	41,667	-	-	$30.60	6/1/2029	-	-	-	-

Andrew Norstrud,	10,000	-	-	$83.60	7/21/2031	-	-	-	-
Chief Financial Officer and Director	8.334	-	-	$30.60	2/1/2031	-	-	-	-
	19,445	-	-	$30.60	6/1/2029	-	-	-	-

Gene Salkind, Director	2,500	-	-	$77.40	9/30/2027	-	-	-	-
	2,500	-	-	$83.60	7/21/2031	-	-	-	-
	1,389	-	-	$30.60	2/1/2031	-	-	-	-

Tomas C. Williams, Director	2,500	-	-	$77.40	9/30/2027	-	-	-	-
	2,500	-	-	$83.60	7/21/2031	-	-	-	-
	1,389	-	-	$30.60	2/1/2031	-	-	-	-

Lawrence H Dugan, Director	2,500	-	-	$77.40	9/30/2027	-	-	-	-
	2,500	-	-	$83.60	7/21/2031	-	-	-	-
	1,389	-	-	$30.60	2/1/2031	-	-	-	-

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

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Director Compensation

Our directors receive cash compensation of $5,000 per quarterly board meeting and receive between $5,000 and $7,000 per year for being a committee chair.

The table below summarizes the compensation we paid to our non-employee directors for the period ending June 30, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Lawrence H. Dugan	$27,000	-	-	-	-	-	$27,000
Gene Salkind	$25,000	-	-	-	-	-	$25,000
Thomas Williams	$25,000	-	-	-	-	-	$25,000

(1) The amounts in this column reflect the aggregate grant date fair values of the stock options granted in fiscal year 2024 to the directors, in each case, calculated in accordance with FASB ASC Topic 718. The actual value that the director will realize for these awards is a function of the value of the underlying shares if and when these awards are exercised and sold.

(2) Options outstanding as of June 30, 2024 include Lawrence Dugan, 6,383, Gene Salkind, 6,383, Thomas Williams, 6,383.

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors have received and are expected in the future to receive stock options to purchase shares of our Common Stock as awarded by our Board of Directors.

TRANSACTIONS WITH RELATED PERSONS

We have a written policy requiring that our Audit Committee review and approve related person transactions that involve us and are of the type that are required to be disclosed in our proxy statement by SEC rules. A transaction may be a related person transaction if it’s a transaction between us and any of our directors, executive officers, owners of more than 5% of our common stock, or their immediate family (“related persons”) where the related persons have a material interest in the transaction. The policy authorizes the Audit Committee to approve a related person transaction upon discussing with management the business rationale for the transaction.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 11, 2025, certain information with respect to the beneficial ownership of our common and preferred shares by each shareholder, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common and preferred shares, as well as by each of our current directors and executive officers, and our directors and executive officers as a group. Beneficial ownership consists of a direct interest in the shares of Common Stock and Preferred Stock, except as otherwise indicated.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Each person has sole voting and investment power with respect to the shares of Common Stock and Preferred Stock, except as otherwise indicated. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided, i.e. within 60 days of April 11, 2024.

Unless otherwise indicated, the address of each of the following persons is c/o Upexi, Inc., 3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33067.

Executive Officers and Directors:

	Preferred Stock		Common Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(7)	Amount and Nature of Beneficial Ownership		Percentage of Class(1)
Allan Marshall	150,000	100%	309,062	(2)	19.52%
Gene Salkind	-	-%	148,898	(3)	10.26%
Andrew Norstrud	-	-%	15,278	(4)	*	%
Lawrence Dugan	-	-%	26,389	(5)	*	%
Thomas Williams	-	-%	25,000	(6)	*	%
Directors and Executive Officers as a Group	150,000	100%	524,627		31.6%

*	Represents less than 1% of the number of shares of our Common Stock outstanding

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on April 11, 2025. As of April 11, 2025, there were 1,425,924 shares of our company’s Common Stock issued and outstanding.

The number of shares beneficially owned includes any shares over which the person has sole or shared voting power or investment power and also any shares that the person can acquire within 60 days of April 11, 2025 through the exercise of any stock options or other right.

The percentages shown are based on the 1,425,924 shares of our common stock outstanding as of April 11, 2025. For purposes of computing the percentages of outstanding shares of common stock held by each person, any shares that the person has the right to acquire within 60 days after April 11, 2025 are deemed to be outstanding with respect to such person but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person.

(2)	Represents (i) 151,423 shares of Common Stock, (ii) 138,889 shares issuable upon the conversion of preferred stock and (iii) 18,750 shares issuable upon the exercise of warrant.

(3)	Represents (i) 123,898 shares of Common Stock and (ii) 25,000 shares issuable upon the exercise of stock option that are exercisable within 60 days.

(4)	Represents (i) 15,278 shares of Common Stock.

(5)	Represents (i) 1,389 shares of Common Stock and (ii) 25,000 shares issuable upon the exercise of stock option that are exercisable within 60 days.

(6)	Represents 25,000 shares issuable upon the exercise of stock option that are exercisable within 60 days.

(7)

150,000 shares of Preferred Stock, issued and outstanding, each of which is entitled to ten votes on each matter to come before the Annual Meeting.  These 150,000 shares of Series A Preferred Stock can be converted into 138,889 shares of common stock, at the election of the holder.

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More than 5% Beneficial Holders:

None

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal year ended June 30, 2024, its directors and officers, and greater than 10% beneficial owners, have made their Section 16(a) filings timely.

Change in Control Agreements

We are unaware of any contract or other arrangement or provisions of our Articles or Bylaws, the operation of which may at a subsequent date result in a change of control of our Company. There are not any provisions in our Articles or Bylaws, the operation of which would delay, defer, or prevent a change in control of our Company.

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 PROPOSAL 2

REDOMICILING OF THE COMPANY AS A DELAWARE CORPORATION

The Board of Directors of the Company has determined to recommend that our stockholders approve the conversion of the Company from a corporation organized under the laws of the State of Nevada to a corporation organized under the laws of the State of Delaware pursuant to a Plan of Conversion (the “Plan of Conversion”) attached as Annex A to this proxy statement (the “Redomicile”), as more fully described in this Proposal 1, and has determined that the Redomicile is in the best interests of the Company and its stockholders.

Principal Terms of the Delaware Conversion

The Redomicile, if approved by our stockholders, will be effected through a conversion pursuant to Section 265 of the Delaware General Corporation Law (“DGCL”) and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”), as set forth in the Plan of Conversion. Approval of the Redomicile Proposal will constitute approval of the Plan of Conversion.

Through the adoption of the Plan of Conversion, upon the effectiveness of the Redomicile:

•	The Company will continue in existence as a Delaware corporation and will continue to operate our business under its current name, Upexi, Inc,

•

The affairs of the Company will cease to be governed by Nevada law at the time the Plan of Conversion is effective and will be subject to Delaware law. See “Certain Effects of the Change in State of Incorporation” below.

•

The Company will cease to be governed by our existing charter and bylaws and will be instead subject to the provisions of the proposed Certificate of Incorporation and the proposed Bylaws, forms of which are included as Annex B and Annex C, respectively, to this Proxy Statement.

•

Pursuant to the Delaware Certificate of Incorporation, at the time the Plan of Conversion is effective the Company’s authorized capitalization will now be comprised of 1,000,000,000 shares of Common Stock, par value $0.00001 per share and 10,000,000 shares of Preferred Stock, par value $0.00001 per share.

•

The Redomicile will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth.

•

Each outstanding share of our common stock, par value $0.001 per share will automatically become one outstanding share of common stock, par value $0.00001 per share, of the Delaware pursuant to the Plan of Conversion and stockholders will not need to exchange their existing stock certificates for new stock certificates.

•	Our common stock will continue to be traded on The Nasdaq Capital Market under the symbol “UPXI.” We do not expect any interruption in the trading of our common stock as a result of the Redomicile.

If our stockholders approve the Redomicile, we anticipate that it will become effective as soon as practicable following the Annual Meeting (the “Effective Time”).

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Reasons for the Redomicile

There are a number of reasons why Delaware is an attractive state for the incorporation of the Company and why the Redomicile is in the interests of our stockholders. For many years, Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Our Board believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the time-sensitive capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below.

Certain Effects of the Change in State of Incorporation

The Redomicile will effect a change in the our legal domicile; however, the Redomicile will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Redomicile, which are immaterial). Management, including the directors and officers, will remain the same in connection with the Redomicile. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Redomicile. Upon the effective time of the Redomicile, each share of our Common Stock outstanding immediately prior to the Effective Time shall by virtue of the Redomicile and without any action on the part of the holder thereof, be converted into one (1) share of fully-paid and non-assessable Common Stock of Upexi, Inc., a Nevada corporation.

The Certificate of Incorporation and Bylaws will be the governing instruments of the corporation, resulting in some changes from the current Articles of Incorporation, as amended, and Bylaws of the Company, which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Nevada to an office and agent in Delaware.

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The following chart summarizes some of the material differences between the Delaware General Corporations Law (the “DGCL”) and the Nevada Revised Statutes (NRS). This chart does not address each difference between Delaware law and Nevada law, but focuses on some of those differences which the Company believes are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Nevada law.

Delaware	Nevada

Removal of Directors

The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors, to remove directors, with or without cause.

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation, has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 78.300 of the NRS imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

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Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

Increasing or Decreasing Authorized Shares

Delaware law contains no such similar provision.

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

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Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

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Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period.

Shareholder Meeting Quorum Requirements

Section 216 of the DGCL provides that the certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares having voting power and the number of such shares that must be present or represented by proxy at any meeting in order to constitute a quorum, however, a quorum may not consist of less than one-third of the shares entitled to vote at the meeting.

Section 78.320(1)(a) of the NRS provides that a quorum may not consist of less than a majority of the stockholders with voting power.

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in §203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Section 78.438 of the NRS prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of two years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder. Section 78.439 provides that business combinations after the two year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

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For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits. These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

Filing Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation of the number of shares authorized and outstanding and the net assets of the corporation.

The Plan of Conversion for the Redomicile, together with forms of the Company’s proposed Certificate of Incorporation and Bylaws under the State of Delaware, are attached hereto as Annexes “A,” “B” and “C,” respectively.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CHANGE OF DOMICILE OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

PROPOSAL 3

RATIFICATION OF THE INCREASE OF SHARES ISSUABLE UNDER THE 2019 PLAN

The Board has approved, and has recommended that the stockholders approve an amendment to our 2019 Incentive Stock Plan to increase the number of shares of our Common Stock available for awards under the 2019  Plan  (“Awards”) from 500,000 shares to 10,000,000 shares with the maximum number of shares of our Common Stock reserved and available for distribution pursuant to the grant of Options (as hereinafter defined) under the 2019 Plan set  at 10,000,000 shares of Common Stock and the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Restricted Stock (as hereinafter defined) under the 2019 Plan set at 10,000,000 shares of Common Stock (the “Amendment”). A copy of the Amendment to the 2019 Plan is annexed to this Proxy Statement as Appendix A and is incorporated herein by reference. Because our Common Stock is listed on the NASDAQ Capital Market (NASDAQ), we are subject to the rules set forth in Section 5635(c) of NASDAQ’s corporate governance requirements, which requires (subject to certain exceptions) stockholder approval to be obtained if a listed company establishes or materially amends a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the company's charter.

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Background and Reasons for the 2019 Plan Amendment Proposal

The 2019 Plan was initially adopted by our Board on February 8, 2021. A copy of the 2019 Plan was filed on Form S-1 with the SEC on April 15, 2021. Currently, 500,000 shares of Common Stock are authorized to be issued pursuant to Awards granted under the 2019 Plan. As of April 25, 2025, approximately 2,431 shares of Common Stock remained available for grant under the 2019 Plan. The Board believes that the availability of additional shares of Common Stock for Awards granted under the 2019 Plan is needed to enable the Company to meet its anticipated equity compensation needs to attract, motivate and retain qualified employees, officers and directors. The proposed share increase is expected to last approximately two years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, and our historical forfeiture rates.

Summary of 2019 Plan Introduction

This Summary of the 2019 Plan (the “Summary”) is intended to briefly describe some of the most important provisions of  the 2019 Plan and to generally outline the tax consequences which may be associated with the Awards  consisting of Options (defined herein) and Restricted Stock (defined herein) under the 2019 Plan.

This Summary does not contain all of the details and specific terms of the 2019 Plan document, nor does it contain the details and terms of each Award Agreement for Options or Restricted Stock (an “Award Agreement”) under the 2019 Plan to specific persons. This Summary was written to cover only normal circumstances and conditions relating to the 2019 Plan and the Awards granted pursuant to the 2019 Plan. If there is any conflict between what is described in this Summary and the language in the 2019 Plan document or any Award Agreement, the 2019 Plan document and Award Agreement will control.

General 2019 Plan Information

Purpose

The purpose of the 2019 Plan is to provide additional incentives to select persons who can make, are making, and continue   to make substantial contributions to the growth and success of the Company, to attract,  motivate  and  retain  the  employment and services of such persons, and to encourage and reward such contributions, by providing these individuals with an opportunity to acquire or increase stock ownership in the Company through either the grant of (1) Options or (2) Restricted Stock (Options and/or Restricted Stock may be collectively referred to herein as an “Award”). Such persons receiving an Award under the 2019 Plan are hereinafter referred to as “Participants.”

Administration

The 2019 Plan is administered by the Compensation Committee or such other committee as is appointed by the Board pursuant to the 2019 Plan (“Committee”). The Committee has full authority to administer and interpret the provisions of the 2019 Plan including, but not limited to, the authority to make all determinations with regard to the terms and conditions of an Award made under the 2019 Plan, as described below. All decisions by the Committee regarding the 2019 Plan are final and conclusive.

The 2019 Plan permits the Committee to grant one or more of the following Awards:

Options

Under the 2019 Plan, the Committee may grant options (the “Options”) to purchase shares of Company Common Stock (the “Shares”). Options granted under the 2019 Plan shall be classified for income tax purposes as either (a) “Incentive   Stock Options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986 as amended (the “Code”) or (b) “Nonqualified Stock Options.” Nonqualified Stock Options are options that do not satisfy the requirements of Incentive Stock Options as defined by Section 422(b) of the Code (due to a “disqualified disposition” or pursuant to the terms of the Award Agreement). Generally, the income tax treatment of Incentive Stock Options differs from the income tax treatment of Nonqualified Stock Options. The intended nature of Options (that is, incentive or nonqualified) will be specified in each Award Agreement.

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Restricted Stock

Under the 2019 Plan, the Committee may grant stock to a Participant subject to the satisfaction of vesting conditions, restrictions on transfer, repurchase rights or other limitations imposed by the 2019 Plan and/or contained in the Participant’s Award Agreement (“Restricted Stock”). If the Participant does not satisfy one or more of these conditions or restrictions, he must return the stock. Prior to satisfying the vesting conditions, the Participant does not own the Restricted Stock and does not enjoy the rights of a stockholder.

Securities Offered

The maximum number of Shares that may be granted under the 2019 Plan is currently 500,000. This number is subject to adjustment to reflect changes in the capital structure or organization of the Company. If the Plan Amendment Proposal is approved the maximum number of shares that may be granted under the 2019 Plan would be increased to 10,000,000 shares with the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Options under the 2019 Plan set at 10,000,000 shares of Common Stock and the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Restricted Stock under the 2019 Plan set at 10,000,000 shares of Common Stock.

The specific terms of each Award to a Participant under the 2019 Plan are set forth in an Award Agreement between the Participant and the Company.

Eligibility to Participate

All officers (3), directors (5), employees (currently approximately 62 employees), consultants or other service provider of the Company (or any Affiliate of the Company) are eligible to participate in the 2019 Plan. The Committee shall select, among such individuals, those persons to whom an Award is to be granted, considering such factors as it deems relevant.

The Committee, in its discretion, may make an Award to a Participant, even though options, restricted stock or other   benefits were previously granted to such Participant by the Company or under another plan of the Company.  The 2019 Plan does not confer any right to an individual to continue in the employ of the Company or to continue to provide services to the Company.

Discretion of the Committee

The Committee, in its discretion, determines (i) the individuals to whom Award are to be granted, (ii) the time or times at which Awards are to be granted, (iii) the price at which Awards may be exercised, (iv) the exercise period of Awards, (v) the time or times when Awards will become vested and exercisable, and (vi) all other terms and conditions of Awards.

A grant of an Award is effective only after the Participant signs the Award Agreement provided by the Committee and returns it to the Company. The Award Agreement will describe all of the terms of the Award, as determined by the Committee.

Code Section 409A

In order to avoid complex requirements and restrictions (and a potential 20% tax on Option holders) that are imposed by Code Section 409A, all Options (designated as “Nonqualified Stock Options”) issued under the 2019 Plan will have an exercise price at or above the current, fair market value of the underlying Shares at the time the Option is granted.

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Exercise and Vesting

Awards shall become exercisable and/or vested in accordance with a schedule determined by the Committee and set forth in each Award Agreement. An Award Agreement shall state, with respect to all or designated portions of the Shares subject thereto, the time at which, the conditions upon which, or the installments in which the Award shall become vested. The Committee may establish requirements for exercisability or vesting based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), or (iii) both periods of employment or rendering of services and satisfaction of performance criteria.

The Committee may substitute an effective date identified in the particular Award Agreement in place of the Award Date for use with the foregoing vesting schedule or with any other vesting schedule set forth in such Award Agreement.

In the case of any Award which, at the Award Date, is granted with provisions for vesting at a later date or in installments, whether by determination of the Committee or by operation of the preceding paragraph, two-thirds of the Committee may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Award, in whole or in part, and accelerate the vesting condition of all or a portion of the Award.

The specific terms of each grant of an Award to a Participant under the 2019 Plan are set forth in the Award Agreement between the Participant and the Company.

Amendment and Termination

The Board may amend or terminate the 2019 Plan, at any time, without obtaining approval from the Company’s stockholders (unless required by law or other agreement). Termination of the 2019 Plan, other than upon dissolution of the Company, will not affect the rights of any Participant, except to the extent provided in the Award Agreement with such Participant or as otherwise set forth in the 2019 Plan.

Securities Law Restrictions

The Company may impose restrictions on Shares received by a Participant under the 2019 Plan as the Company deems advisable to comply with applicable securities laws and regulations including, the Securities Act of 1933 (as amended from time to time), the requirements of any stock exchange upon which the Company’s Common Stock is listed, and any state securities laws applicable to the Company’s Common Stock.

The Company registered the initial 277,779 Shares issued and issuable pursuant to Awards granted under the 2019 Plan pursuant to a Registration Statement on Form S-8 (Registration No. 257491) which became effective on June 29, 2021.

The Company registered 222,221 Shares issued and issuable pursuant to Awards granted under the 2019 Plan, as amended and restated on May 24, 2022, pursuant to a Registration Statement on Form S-8 (Registration No. 273859) which became effective on August 9, 2023.

In the event that the 2019 Plan Amendment Proposal is approved, the Company intends to register the additional 9,500,000 shares that will be available for issuance pursuant to the Awards under the 2019 Plan. If a registration statement is not in effect with respect to Shares issuable under the 2019 Plan, the Company may require a Participant to represent, in writing, that the Shares received by the Participant are being acquired for investment and not with a view to distribution and to agree that such Shares will not be disposed of by the Participant except pursuant to an effective registration statement.

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Tax Consequences

This Summary briefly summarizes the basic federal rules (but not any state or local rules), as in effect as of the date of this Summary, relating to the tax consequences which may be associated with an awards under the 2019 Plan. Such tax law   rules, as set forth in the Code, as amended, are complex and contain conditions and exceptions that are not included in this Summary.

Each Participant should consider consulting with his or her personal, professional tax advisor concerning the particular tax consequences that result in connection with the Participant’s receipt of an Award.  Further, it is advisable for a Participant to obtain such consultation each time an Award is received, when the Award become vested, and at the time Shares are disposed. A Participant is liable and responsible, and the Company is not liable or responsible, in any way, for any and all tax consequences to the Participant relating to or resulting from an Award of Shares.

Options

Tax Consequences on Grant of Options

There should be no income tax consequences to a Participant at the time the Option is granted regardless of whether the option is an Incentive Stock Option or a Nonqualified Stock Option.

Tax Consequences on Exercise

Nonqualified Stock Options. The difference between the value of the stock at the time of exercise and the value of the stock at the time of grant less any amount, if any, paid for the stock (the “bargain element”) is taxable to the Participant as additional compensation (not capital gain) in the year of exercise. The Participant must pay income tax (as well as social security and Medicare taxes) on the “bargain element” as compensation income, even though the Participant did not receive any cash at that time and may not have sold the stock.

Incentive Stock Options. A Participant who exercises an Incentive Stock Option does not have to recognize any income for federal tax purposes when he exercises an Incentive Stock Option, provided he does not dispose of the underlying shares until the later of 2 years from the date of grant or 1 year from the date of exercise. If the Participant violates this rule, there is a “disqualifying disposition,” and the Participant has to recognize income equal to the amount by which the sales price of the Shares exceeds the exercise price. However, even absent a disqualifying disposition, for alternative minimum tax (“AMT”) purposes, the Participant has to recognize the bargain element as income at the time the Option is exercised and, as a result, may be subject to AMT and an immediate tax liability.

Tax Consequences of Sale of Acquired Shares

Nonqualified Stock Options. If a Participant exercises an Option, the Participant will have capital gain or loss (which may   be long-term or short-term) when he ultimately sells the shares, based on the difference between the amount received in  the sale and the Participant’s basis. For this purpose, “basis” is the amount paid for the Shares, increased by the amount that was treated as compensation income when the Participant exercised the Option (i.e., the exercise price plus the bargain element at the time of exercise).

Incentive Stock Options. Assuming that there is no “disqualifying disposition,” the Participant will have held the shares for more than 1 year and therefore will be entitled to long--term capital gains treatment (or, potentially will realize a long- term capital loss) based upon the variance between the amount for which the stock is sold and the amount that was paid to exercise the underlying option.

Shares acquired by exercising an Option may be subject to repurchase rights in favor of the Company under certain circumstances and also may be subject to various restrictions on selling or transferring the Shares to anyone else.

As noted, each Participant should carefully consider the potential tax consequences that will result from any Option exercise. It must be emphasized that the application of the tax laws, particularly the application of the AMT to Incentive Stock Options can be extremely complicated.

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Restricted Stock

Tax Consequences Grant of Vested Shares

If a Participant receives an Award of vested Shares, the Participant must report compensation income for the year in which the Participant receives the Award. The amount of income is the fair market value of the Shares at the time of receipt.

When a Participant who has received an Award of vested Shares sells such Shares, the Participant is treated as if the Participant bought the Shares on the Award date, for an amount equal to the amount of compensation income the Participant reported relating to receipt of the Award. This amount is the Participant’s “basis” in the Shares.

If the Participant sells such Shares after holding the Shares for 1 year or less, the Participant will have short-term capital   gain or loss on the sale, measured by the Participant’s basis in the Shares. If the Participant sells such Shares after holding the Shares for more than 1 year, the Participant will have long-term capital gain or loss, measured by the Participant’s basis in the Shares.

Tax Consequences - Grant of Non-Vested Shares

If a Participant receives an Award of non-vested Shares, the Participant has a choice of two different tax regimes - the general rule and the Section 83(b) election rule.

The General Rule. Under the general rule, a Participant does not report any income relating to the grant of non-vested   Shares. The Participant will report compensation income for the year in which the Shares vest (i.e.  forfeiture and/or transfer restrictions lapse). The amount of income will be the fair market value of the Shares on the date the Shares become vested. Thus, if the value of the Shares increases from the Award date to the date the Shares become vested, the Participant will report such increased value as compensation income when the Shares vest. Further, under the general rule, a sale of such Shares after the Shares become vested will result in capital gain or loss. The Participant’s gain or loss will      be long-term if the Participant held the Shares for more than 1 year after the vesting date. Otherwise, the gain or loss will be short-term. The Participant’s basis will be the amount of compensation income the Participant reported at the time the Shares became vested. Finally, considering the general rule, if the Participant does not become vested and forfeits the grant of Shares, the Participant does not report any compensation income or capital gain or loss, relating to the Participant’s Award of Shares.

Section 83(b) Election Rule. By filing a Section 83(b) election, a Participant may change the tax consequences that otherwise apply under the general rule discussed above. A Participant makes a Section 83(b) election by filing a notice with the Internal Revenue Service (“IRS”) within 30 days of the receipt of non-vested Shares pursuant to an Award under the 2019 Plan. Upon a valid Section 83(b) election, a Participant is treated as if the Shares under the Award were vested when received, with the following tax consequences:

(i)	The Participant reports compensation income at the time of receipt of the Shares, equal to the fair market value of the Shares at that time.

(ii)	The Participant does not report any income, gain, or loss, at the time the Shares become vested.

(iii)

On a sale of the Shares, the Participant’s gain or loss will be capital gain (if the applicable holding period has been satisfied). The Participant’s holding period is measured from the Award date (not the vested date) to determine long-term or short-term capital gain or loss. The Participant’s basis is the amount of compensation income the Participant reported relating to the receipt of the Award.

(iv)

If the Participant does not become vested and forfeits the Award of Shares, the Participant will not be entitled to any deduction relative to the compensation income the Participant reported at the time of making the Section 83(b) election.

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Equity Plan Compensation Information

The following table summarizes information, as of June 30, 2024, relating to compensation plans under which equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	217,490	$62.40	213,214
Equity compensation plans not approved by security holders

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve the 2019 Plan Amendment Proposal.

 Recommendation of the Board of Directors

Our Board unanimously recommends a vote “FOR” approval of the 2019 Plan Amendment Proposal.

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PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) mandates that we provide our stockholders with a non-binding advisory vote, referred to commonly as a “say-on-pay,” to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

Our compensation program is designed and administered by the Board of Directors which is assisted by the Compensation Committee, which is composed entirely of independent directors and carefully considers many different factors, as described in the Executive Compensation section, in order to provide appropriate compensation for our Named Executive Officers (NEOs). As discussed in the Executive Compensation section of this Proxy Statement, the general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders.

In pursuing these objectives, the Company believes that:

•	It is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance and the growth of the Company.

•

Our compensation packages should reward individual contributions for our success for outstanding financial performance and must align management’s interests with the interests of stockholders by linking compensation with performance.

•

Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also general economic factors and individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance.

Accordingly, the Board unanimously recommends that stockholders vote in favor of the following resolution:

“Resolved, that the stockholders approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related footnotes and narrative disclosures.”

Although this vote is advisory and is not binding on the Company, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation decisions.

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THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 5

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is also providing our stockholders with a non-binding advisory vote on how often, over the next six years, stockholders should be asked to provide a non-binding vote on executive compensation such as the advisory vote on executive compensation provided for in Proposal 4 above. Stockholders may choose whether such a vote should be presented at future Annual Meetings of Stockholders every year, every two years, or every three years, or they may abstain from voting. Six years from now, the stockholders will have the opportunity to revisit this question and again vote on the frequency with which there should be a say-on-pay vote.

After careful consideration of this proposal, the Board of Directors has determined that a say-on-pay vote that occurs every three years is the most appropriate alternative for the Company and stockholders, and therefore the Board recommends that you vote for a three-year interval for the say-on-pay vote.

The Board recommends a three-year frequency for the following reasons:

•	A three-year frequency for the say-on-pay vote is consistent with the long-term nature and focus of our executive compensation program.

•	A three-year frequency for the say-on-pay vote is consistent with the long-term nature and focus of our executive compensation program.

•	A three-year frequency will provide investors sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcome of the Company.

The Board will consider the results of this vote when deciding how often a say-on-pay vote will be requested from the Company’s stockholders in the future, but because this vote is advisory and not binding on the Company, the Compensation Committee or the Board in any way, the Compensation Committee or the Board of Directors may decide that it is in the best interest of the stockholders and the Company to hold an advisory vote an executive compensation more or less frequently than the option approved by the stockholders.

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THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR HOLDING FUTURE

ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “THREE YEARS”.

PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF GBQ PARTNERS LLC

 AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

The Audit Committee of our Board of Directors has appointed GBQ Partners LLC (“GBQ”) to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2025. GBQ Partners LLC has served in this capacity since May 14, 2024 and audited the year ended June 30, 2024 and the year ended June 30, 2023.

We are asking our shareholders to ratify the appointment of GBQ Partners LLC as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the appointment of GBQ Partners LLC to our shareholders for ratification as a matter of good corporate governance. If our shareholders fail to ratify the appointment of GBQ Partners LLC, the Audit Committee will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our shareholders ratify the appointment of GBQ Partners LLC, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interest of the Company and our shareholders.

Representatives of GBQ Partners LLC are expected to be present via phone call at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

In fulfilling its oversight role, our Audit Committee met and held discussions, both together and separately, with the Company’s management and GBQ Partners LLC. Management advised the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and GBQ Partners LLC s, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the SEC. The Audit Committee discussed with GBQ Partners LLC matters deemed significant by GBQ Partners LLC, including those matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, and reviewed a letter from GBQ Partners LLC disclosing such matters.

GBQ Partners LLC also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board of Directors regarding the outside auditors’ communications with the Audit Committee concerning independence, and we discussed with GBQ Partners LLC matters relating to their independence.

Based on our review with management and GBQ Partners LLC of the Company’s audited consolidated financial statements and GBQ Partners LLC’s report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

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The following table presents professional fees billed by GBQ Partners LLC and the predecessor audit firm for the following professional services rendered for the Company for the fiscal years ended June 30, 2024, and 2023:

	Year Ended
	June 30, 2024	June 30, 2023
Audit Fees	$402,000	$188,000
Audit Related Fees and Acquisition Audit Fees	-	189,420
Tax Fees	203,550	136,600
All Other Fees
Total	$605,550	$514,020

Audit fees relate to services for the audit of the Company's consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company's quarterly reports filed with the SEC.

Our Audit Committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Audit Committee either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Audit Committee’s Policy Regarding Pre-Approval of Services Provided by the Outside Auditors

The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee reviews the fees billed for all services provided on a quarterly basis, and it pre-approves additional services if necessary. As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all audit and non-audit services provided by our outside auditors during fiscal 2024 and the fees paid for such services.

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve Proposal 6.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2025.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the Proxy Card, Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit proxies without additional compensation, by telephone or other electronic means.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, Proxy Statements and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2025 Annual Meeting, the proposal must be received by us at our principal executive offices by January 28, 2026 (90 days prior to April 29, 2026, the one-year anniversary of the 2025 proxy mailing). The proposal should be sent to: Attention: Secretary, Upexi, Inc., 3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607, and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.

If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in their discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

/s/ Allan Marshall
Chairman of the Board of Directors,
President and C.E.O

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V74704-Z90225 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

UPEXI, INC.

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mr. Allan Marshall
02) Mr. Andrew J. Norstrud
03) Mr. Gene Salkind
04) Mr. Lawrence Dugan
05) Mr. Thomas Williams

The Board of Directors recommends you vote 3 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
5. Advisory vote on frequency of advisory vote on executive compensation; and	☐	☐	☐	☐

Note: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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V74705-Z90225

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of UPEXI, INC. hereby appoint(s) Allan Marshall, as proxy (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on June 16, 2025, and any adjournment there.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND A VOTE FOR PROPOSALS 2, 3 AND 4, 1 YEAR ON PROPOSAL 5 AND FOR PROPOSAL 6.

(Continued, and to be marked, dated and signed, on the other side)

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